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                                 Exhibit 10.15


                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of March 20, 2001 (this "AGREEMENT"), by and between Prentiss Properties Trust, a Maryland real estate investment trust (the "COMPANY"), and Security Capital Preferred Growth Incorporated, a Maryland corporation (the "INVESTOR").

                  WHEREAS, pursuant to that certain Exchange Agreement, dated as of even date herewith (the "EXCHANGE AGREEMENT"), by and among the Company, Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership, and the Investor, the Investor has agreed to acquire 3,773,585 shares of Series D Cumulative Convertible Preferred Shares of Beneficial Interest, par value $.01 per share, of the Company (the "PREFERRED SHARES"), all of which may be converted into the Company's common shares of beneficial interest, par value $.01 per share (the "COMMON SHARES"), pursuant to the terms of the Preferred Shares; and

                  WHEREAS, in connection with the Exchange Agreement, the Company has agreed to register for sale by the Investor and certain transferees, the Preferred Shares and Common Shares received by the Investor upon conversion of Preferred Shares (collectively, the "REGISTRABLE SHARES"); and

                  WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

                  NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

                  Section 1. CERTAIN DEFINITIONS. In this Agreement the following terms shall have the following respective meanings:

                  "ACCREDITED INVESTOR" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

                  "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.
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                  "HOLDERS" shall mean (i) the Investor and (ii) each Person holding Registrable Shares (which term, for purposes of this definition shall include Common Shares that may be issued upon conversion of outstanding Preferred Shares) as a result of a transfer or assignment to that Person of Registrable Shares other than pursuant to an effective registration statement or Rule 144 under the Securities Act.

                  "INDEMNIFIED PARTY" shall have the meaning ascribed to it in
Section 6(c) of this Agreement.

                  "INDEMNIFYING PARTY" shall have the meaning ascribed to it in
Section 6(c) of this Agreement.

                  "PERSON" shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

                  "PIGGYBACK NOTICE" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

                  "PIGGYBACK REGISTRATION" shall have the meaning ascribed to it in Section 3(a) of this Agreement.

                  "PREFERRED SHARES" shall have the meaning ascribed to it in the recitals to this Agreement.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                  "REGISTRABLE SHARES" shall have the meaning ascribed to it in the recitals to this Agreement, except that as to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when
(a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.

                  "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without

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limitation, expenses of printing or engraving certificates for the Registrable
Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) Securities Act liability insurance if the Company so desires;
(g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

                  "REGISTRATION REQUEST" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

                  "RULE 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

                  Section 2.  DEMAND REGISTRATION.

                     (a) Upon receipt of a written request (a "REGISTRATION REQUEST"), which shall include a description of such Holders' proposed method of distribution, delivered at any time after the date of this Agreement from Holders holding at least 50% of the aggregate of the number of Registrable Shares then outstanding (but at least 10% of the Registrable Shares), the Company shall (i) promptly give notice of the Registration Request to all non-requesting Holders and (ii) prepare and file with the Commission, within 30 days after its receipt of such Registration Request a registration statement for the purpose of effecting a Registration of the sale of all Registrable Shares by the requesting Holders and any other Holder who requests to have his Registrable Shares included in such registration statement within 10 days after receipt of notice by such Holder of the Registration Request. The Company shall use its reasonable best efforts to effect such Registration as soon as practicable but no later than (i) 60 days after its receipt of such Registration Request if the Commission does not review the registration statement or (ii) 105 days after its receipt of such Registration Request if the Commission reviews the Registration Statement (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable

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state securities and real estate syndication laws); and shall keep such
Registration continuously effective until the earlier of (i) in the case of a registration statement filed pursuant to Rule 415 relating to the resale of Registrable Shares in open market or block transactions, the third anniversary of the date hereof, or in the case of other registration statements, four months, (ii) the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144, and (iii) the date on which, in the reasonable opinion of counsel to the Holders, all of the Registrable Shares may be sold in accordance with Rule 144(k); provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

                     Notwithstanding the foregoing, the Company shall have the right (the "SUSPENSION RIGHT") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period of not more than 105 days during any one-year period ending on December 31, if the Company shall furnish to the Holders a certificate signed by an executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement); PROVIDED, HOWEVER, that the Company may not defer the filing of a registration statement requested at or about the date of the closing under the Exchange Agreement or defer the updating of such registration statement prior to the effectiveness of the registration statement.

                     (b) The Company shall not be required to effect more than two (2) Registrations pursuant to this Section 2.

                  Section 3.  PIGGYBACK REGISTRATIONS.

                     (a) So long as the Investor and its Affiliates hold at least 25% of the Registrable Shares, if the Company proposes to register any of its common equity securities or any securities convertible into its common equity securities under the Securities Act (other than pursuant to (i) a registration statement filed pursuant to Rule 415 under the Securities Act, (ii) a registration on Form S-4 or any successor form, or (iii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Shares, the Company will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (each a "PIGGYBACK NOTICE") and, subject to subparagraph 3(c) below, the Company will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten days after the date of sending the Piggyback Notice (a "PIGGYBACK REGISTRATION"), unless, if the Piggyback Registration

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is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Shares would adversely interfere with such offering, affect the Company's securities in the public markets, or otherwise adversely affect the Company. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

                     (b) If a Piggyback Registration is a primary registration on behalf of the Company and, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such Registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Shares requesting such registration and the holders of such other securities on the basis of the number of Shares requested for inclusion in such registration by each such holder.

                     (c) If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities other than the holders of Registrable Shares, and, if the Piggyback Registration is not an underwritten offering, the Company determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of Shares requested for inclusion in such registration by each such holder.

                     (d) In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering. If requested by the underwriters for any underwritten offerings by Holders, under a registration requested pursuant to
Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type. The Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holders. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and the Holders' intended method of distribution and any other representation or warranties required by law.

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                  Section 4.  REGISTRATION PROCEDURES.

                     (a) The Company shall promptly notify the Holders of the occurrence of the following events:

                         (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

                         (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

                         (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of
         Section 2(a) hereof;

                         (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

                         (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

                  The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Investor agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 4(a)(ii), (iii), (iv) or (v) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until the Investor's receipt of written notice from the Company that such disposition may be made.

                     (b) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange,

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Inc. (or, if the Common Shares are no longer listed thereon, with such other securities exchange or market on which the Common Shares are then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

                     (c) The Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this
Section 4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction..

                     (d) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                     (e) The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed.

                     (f) The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                     (g) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

                                       7
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         Section 5.  EXPENSES OF REGISTRATION. The Company shall pay all
Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2, 3 and 4 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

         Section 6.  INDEMNIFICATION.

                     (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

                     (b) Each Holder will indemnify the Company, each of its trustees and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

                     (c) Each party entitled to indemnification under this
Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 6 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to

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employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                     (d) If the indemnification provided for in this Section 6 is unavailable to a party that would have been an Indemnified Party under this
Section 6 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d).

                     (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                     (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 6 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

         Section 7. INFORMATION TO BE FURNISHED BY HOLDERS. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 or Section 3 hereof. If any Holder fails to provide the Company with such information within 10

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days of receipt of the Company's request, the Company's obligations under
Section 2 or Section 3 hereof, as applicable, with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

         Section 8. UNDERTAKING TO PARTICIPATE IN UNDERWRITING. If the Holders of at least $20 million of the Registrable Shares shall propose to sell Registrable Shares in an underwritten public offering, the Company shall make available members of the management of the Company and its affiliates for reasonable assistance in selling efforts relating to such offering, to the extent customary for a public offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with the underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions reasonably acceptable to the Company for such types of offerings. The Holders and the Company shall agree upon who shall serve as the managing underwriter of such offering.

         Section 9.  RULE 144 SALES.

                     (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

                     (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

         Section 10. MISCELLANEOUS.

                     (a) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Maryland.

                     (b) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                     (c) AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

                     (d) NOTICES, ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and

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

deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to the Investor, at the Investor's address or fax number set forth in the Exchange Agreement, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the Investors or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

                     (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                     (f) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                     (g) SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

                     (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

                     (i) REMEDIES. The Company and the Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                     (j) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

                            [signature page follows]

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                    PRENTISS PROPERTIES TRUST

                                    By: /s/ MICHAEL A. ERNST
                                        ---------------------------------------
                                        Name:   Michael A. Ernst
                                        Title:  Senior Vice President and Chief
                                                Financial Officer


                                    SECURITY CAPITAL PREFERRED GROWTH
                                    INCORPORATED

                                    By: /s/ DAVID ROSENBAUM
                                        ---------------------------------------
                                        Name:   David Rosenbaum
                                        Title:  Senior Vice President

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